SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement   [ ]  Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           THE ASIA PACIFIC FUND, INC.

 ................................................................................
                (Name of Registrant as Specified In Its Charter)


 ................................................................................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):


[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


        1)     Title of each class of securities to which transaction applies:
               .................................................................

        2)     Aggregate number of securities to which transaction applies:
               .................................................................


        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               .................................................................


        4)     Proposed maximum aggregate value of transaction:
               .................................................................

        5)     Total fee paid:  ................................................


[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        1)     Amount previously paid:
               .................................................................

        2)     Form, Schedule or Registration Statement no.:
               .................................................................


        3)     Filing Party:
               .................................................................

        4)     Date Filed:
               .................................................................

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                ---------------


To Our Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders of The Asia Pacific Fund, Inc. (the Fund) will be held on July 10, 1997, at 11:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-26th Floor, New York, New York 10004, for the following purposes:

                1. To elect three Directors.

                2. To  ratify  the  selection  of  Deloitte  &  Touche  LLP   as
          independent public accountants of the Fund for the fiscal year ending March 31, 1998.

                3. To consider a stockholder proposal requesting the Board of Directors to take action to liquidate the Fund.

                4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on June 2, 1997 as the record date for the determination of stockholders entitled to vote at the Meeting or any adjournment thereof.


                                                        S. Jane Rose
                                                         Secretary


Dated: June 10, 1997


--------------------------------------------------------------------------------
    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

                                ---------------

                                PROXY STATEMENT

                                ---------------


    This Proxy Statement is furnished by the Board of Directors of The Asia Pacific Fund, Inc. (the Fund) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held on July 10, 1997 (the
Meeting) at 11:00 a.m., at the offices of Sullivan & Cromwell, 125 Broad Street-26th Floor, New York, New York 10004. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

    The most recent annual report for the Fund preceded, or for the Fund's newest stockholders, will accompany, the mailing of this Proxy Statement.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of Directors, in accordance with the recommendation of the Board of Directors as to all other proposals, and if any other business is presented at the Meeting, in the best judgment of the persons named as Proxies. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting.

    If sufficient votes to approve one or more of the proposed items are not received, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by Proxy. When voting on a proposed adjournment, the persons named as Proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment.

    If a proxy that is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby will be considered not to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, and be deemed not cast, with respect to such proposal. If no instructions are received by the broker or nominee with reference to routine matters, the shares represented thereby may be considered for purposes of determining the existence of a quorum for the transaction of business, and will be deemed cast, with respect to such routine matters. Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, but have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.

    The close of business on June 2, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 18,903,279 shares of Common Stock outstanding and entitled to vote. As of June 2, 1997, the only holders of more than 5% of the outstanding shares of the Fund were Cede & Co. Fast, P.O. Box 20, Bowling Green Station, New York, NY 10274-0020, which held, solely of record and not beneficially, 17,557,882 shares of the Fund which represented approximately 92.9% of the shares of the Fund then outstanding. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders of record on or about June 10, 1997.

    The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail but may include, without cost to the Fund, telephonic,
telegraphic  or  oral   communications   by  regular   employees  of  Prudential
Investments Fund Management LLC (PIFM). In addition, the Fund's Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Shareholder Communications Corporation as the proxy solicitation firm (the Proxy Solicitation Firm). The cost of solicitation by the Proxy Solicitation Firm is not expected to exceed $50,000 in fees and expenses (exclusive of postage and printing costs) and will be borne by the Fund.

    The Investment Manager of the Fund is Baring  International  Investment (Far
East) Limited, 1901 Edinburgh Tower, 15 Queens Road Central, Hong Kong, and the Administrator of the Fund is Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

    The Fund's By-Laws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire.

    At the Meeting, three Class II Directors will be elected to serve for the ensuing three years, ending in 2000, and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Burns, Hsu and Scholfield (the nominees). Each of the nominees has consented to be named in this Proxy Statement and to serve as a Director if elected. Each of the Class II nominees is currently a Class II Director of the Fund and has previously been elected by stockholders. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend. All of the Fund's Directors were previously elected by stockholders. The affirmative vote of a plurality of all the votes cast at the Meeting is required to approve the election of a nominee.

    The following table sets forth certain information concerning each of the nominees and each Director of the Fund.

                         INFORMATION REGARDING DIRECTORS

 Name, age, business experience
 during the past five years and                                  Shares Owned at
     other directorships                     Position with Fund   June 2, 1997
--------------------------------             ------------------  ---------------

                               Class II Directors
                (Nominated to be Elected for Term Expiring 2000)

Robert H. Burns (67), Chairman, Robert H. Burns    Director           28,000
  Holdings  Limited,  Hong  Kong;   previously,
  Chairman and Chief Executive  Officer, Regent
  International Hotels, Limited, Hong Kong.

 Name, age, business experience
 during the past five years and                                  Shares Owned at
     other directorships                     Position with Fund   June 2, 1997
--------------------------------             ------------------  ---------------


Douglas  Tong  Hsu  (55),  Chairman  and  Chief     Director          -0-
  Executive Officer, Far Eastern  Textile Ltd.,
  Taiwan;  Director,  The  Baring  Taiwan  Fund
  Limited (since 1993).

*David G. P. Scholfield (53), Divisional Direc-     President and     12,170
  tor,    Baring    International    Investment
  Management Limited;  Chairman,  Baring Mutual
  Fund Management S.A.; Director, International
  Fund   Managers  UK  Limited;   Baring  Asset
  Management (C.I.) Limited; European and Asian
  Fund  Management  S.A.; The Baring  Chrysalis
  Fund   Limited;   The  Baring   Peacock  Fund
  Limited;  The  Baring  Taiwan  Fund  Limited;
  World Value Fund SICAF. Previously,  Managing
  Director,   Baring  International  Investment
  (Far  East)  Limited;   Baring  International
  Asset   Administration   Limited;   Director,
  Baring  Mutual  Fund   Management   (Ireland)
  Limited and The Greater China Fund, Inc.


                                Class I Directors
                              (Term Expiring 1999)

Olarn  Chaipravat  (52),   President  and  Chief    Director          -0-
  Executive   Officer  (since   October   1992),
  Director and Senior Executive  Vice  President
  (July    1990-September 1992)   and     Senior
  Executive Vice President (September  1987-June
  1990),  The  Siam  Commercial   Bank,   Public
  Company Limited, Thailand.

Michael   J.   Downey   (53),  Private  Investor.   Director          6,974
  Previously,  Chairman  (August 1990-May 1993),
  Chief  Executive  Officer  and  Director (June
  1987-May  1993)  and  President of  Prudential
  Mutual   Fund   Management,   Inc. (PMF) (June
  1987-July   1990);   Director   of  Prudential
  Securities  Group,  Inc. (July 1991-May 1993);
  President,   Asset   Management   Group  (July
  1991-May 1993);  Executive Vice President (May
  1989-May 1993), Director (July 1985-June 1991)
  and  Senior  Vice President (December 1983-May
  1989) of  Prudential  Securities  Incorporated
  (PSI);   Director,    International    Imaging
  Materials,  Inc., The Merger Fund, Value Asset
  Management, Inc. and The Simba Fund Limited.

 Name, age, business experience
 during the past five years and                                  Shares Owned at
     other directorships                     Position with Fund   June 2, 1997
--------------------------------             ------------------  ---------------

John A. Morrell (69),  Chairman, John  Morrell      Director           -0-
  &  Associates  Limited;   Director,  Mercury
  International Investment Trust Ltd.;  Govett
  Oriental Trust Plc; Govett Emerging  Markets
  Investment  Trust  Plc;  Govett  High Income
  Investment   Trust   Plc;   Invesco    Japan
  Discovery    Trust    Plc;   Law   Debenture
  Corporation Plc; Lowland  Investment Company
  Plc; Johnson Fry  Utilities Investment Trust
  Plc; Johnson Fry Second Utilities Investment
  Trust   Plc;   PRICOA   Worldwide  Investors
  Portfolio; Fidelity Asian Values  Investment
  Trust  Plc;  Fidelity  Japanese Values Trust
  Plc;  Balliol  College  Accommodation 2 Plc;
  Balliol  College  Accommodation  Plc; Beagle
  Nominees     Limited;     Caius      College
  Accommodation  Plc;  Framlington  Dual Trust
  Plc;  Framlington  Income  &  Capital  Trust
  Plc;  Girton   College   Accommodation  Plc;
  Gonville College  Accommodation  Plc; Hughes
  Hall College  Accommodation  Plc; LDC  Trust
  Management     Ltd.;     Linacre     College
  Accommodation     Plc;    Magdalen   College
  Accommodation Plc; New College Accommodation
  Plc;  St.  Anthony's  College  Accommodation
  Plc;   The   Law    Debenture   Intermediary
  Corporation Plc; The Law Debenture  Overseas
  Limited; The Law Debenture Trust Corporation
  Plc; Trinity  College  Accommodation  2 Plc;
  Trinity  College  Accommodation Plc; Wolfson
  College  Oxford  Accommodation   (1993) Plc;
  Wolfson  College  Oxford  Accommodation  Plc
  and  Worcester  College  Accommodation  Plc.
  Member,  Advisory  Board  to the Trustees of
  the    Atlantic    Richfield   Pension Fund.
  Previously,   Executive    Chairman,  Baring
  International   Investment   Ltd.; Director,
  Baring International  Investment (Far  East)
  Ltd.;  Baring  Asset Management Ltd.;  Inner
  London  Board of National  Westminster Bank;
  Medical Services  International;   HCG Alpha
  Limited;  HCG  Bravo  Limited;  HCG  Charlie
  Limited; HCG Delta Limited; HCG Echo Limited;
  HCG Foxtrot  Limited;  HCG  Lloyds  Holdings
  Limited  and HCG Lloyds Investment Trust Plc.


                               Class III Directors
                              (Term Expiring 1998)

*Robert F. Gunia (50), Comptroller, Prudential      Vice President    1,200
  Investments  Corporation (since  May  1996);       and Director
  Executive   Vice   President  and Treasurer,
  PIFM;   Senior   Vice President (since March
  1987) of  PSI; formerly Chief Administrative
  Officer (July 1990-September 1996), Director
  (January  1989-September  1996),   Executive
  Vice President, Treasurer and Chief Financial
  Officer  (June 1987-September 1996)  of  PMF;
  Director of  40 investment  companies in the
  Prudential  Fund   Complex  (the   Prudential
  Funds).

 Name, age, business experience
 during the past five years and                                  Shares Owned at
     other directorships                     Position with Fund   June 2, 1997
--------------------------------             ------------------  ---------------


*David J. Brennan (39), Director, Baring Asset   Vice President       -0-
  Management   Holdings   Limited;    Managing   and Director
  Director,  Baring Asset  Management  Limited;
  Chairman,   Baring  Asset  Management  (Asia)
  Limited;   Baring  Asset  Management   (Asia)
  Holdings Limited;  Baring  International Fund
  Managers  Limited;  and Baring  International
  Investment  (Far  East)  Limited;  President,
  Baring  International Fund Managers (Bermuda)
  Limited; Director, Baring Korea Fund Limited;
  and Divisional Director, Baring International
  Investment  Limited and Baring  International
  Investment Management Limited.

Don  G. Hoff (61), Chairman and Chief Executive     Chairman of       690
  Officer,    Intertec,  Inc.   (since   1975);      the Board
  Chairman  and  Chief  Executive  Officer, The     and Director
  Lamaur   Corporation,   Inc.   (since  1993);
  Director/Trustee  of  12 Prudential Funds and
  The Greater China Fund, Inc.


---------
*Indicates "interested" Directors of the Fund, as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). Messrs. Scholfield and Brennan are deemed to be "interested" Directors of the Fund, by reason of their affiliations with Baring International Investment (Far East) Limited. Mr. Gunia is deemed to be an "interested" Director of the Fund, by reason of his affiliation with PIFM.

    As of June 2, 1997, the Directors and officers of the Fund as a group beneficially owned 49,034 (less than 1%) of the outstanding shares of Common Stock of the Fund. The Fund pays each of its Directors who is not an affiliated person (as defined in the Investment Company Act) of the Investment Manager or the Administrator an annual fee of US$10,000, plus US$750 for each Board or committee meeting attended. The Chairman of the Fund is paid an additional amount of US$2,500 annually. The Fund reimburses all Directors for their out-of-pocket travel expenses. For the fiscal year ended March 31, 1997, Directors' fees and expenses amounted to $79,000 and approximately $83,300, respectively. The Board of Directors does not have a compensation committee.

    The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Investment Manager or the Administrator and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other registered investment companies managed by Baring International Investment (Far East) Limited or any of its affiliates (Fund Complex) during the Fund's fiscal year ended March 31, 1997.


                               Compensation Table

                                                                                        Total
                                                    Pension or                       Compensation
                                                    Retirement                        From Fund
                                    Aggregate    Benefits Accrued  Estimated Annual    and Fund
                                   Compensation  As Part of Fund    Benefits Upon     Complex Paid
       Name and Position            From Fund       Expenses         Retirement       to Directors
       -----------------            ---------       --------         ----------       ------------

John A. Morrell-Director            $14,500           None              N/A            $14,500(1)*
Robert Burns-Director               $11,500           None              N/A            $11,500(1)*
Olarn Chaipravat-Director           $11,500           None              N/A            $11,500(1)*
Michael J. Downey-Director          $13,000           None              N/A            $13,000(1)*
Don G. Hoff-Director and Chairman   $17,000           None              N/A            $27,250(2)*
Douglas Tong Hsu-Director           $11,500           None              N/A            $11,500(1)*

--------
*Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.

    There were three regularly scheduled meetings of the Fund's Board of Directors for the fiscal year ended March 31, 1997. The Board of Directors has an Audit Committee, which makes recommendations to the full Board of Directors with respect to the engagement of the independent public accountants and reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee consists of the Directors who are not interested persons (as such term is defined in the Investment Company Act) of the Fund, Messrs. Burns, Chaipravat, Downey, Hoff, Morrell, and Hsu. The Audit Committee met twice during the fiscal year ended March 31, 1997. For the fiscal year ended March 31, 1997, Messrs. Burns, Chaipravat and Hsu attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of the Audit Committee. The Board of Directors does not have a nominating committee for the selection of Directors.

    Certain of the Directors of the Fund, including the nominees, reside outside the United States, and substantially all the assets of such persons are located outside the United States. It may not be possible, therefore, for investors to effect service of process within the United States upon such persons or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States or the laws of the State of Maryland. In addition, it is not certain that a foreign court would enforce, in original actions or in actions to enforce judgments obtained in the United States, liabilities against such persons predicated solely upon the federal securities laws.

    The executive officers of the Fund, other than as shown above, are: S. Jane Rose, Secretary, having held such office since September 18, 1986; Grace Torres, Treasurer and Principal Financial and Accounting Officer, having held such office since May 16, 1997; and Deborah A. Docs, Assistant Secretary, having held such office since November 3, 1989. Ms. Rose is 51 years old and is a Senior Vice President (since December 1996) of PIFM; prior thereto she was Senior Vice President (January 1991-September 1996) and Senior Counsel (June 1987-September
1996) of PMF and Senior Vice President and Senior Counsel of PSI (July 1992-September 1996). Ms. Torres is 37 years old and is a first Vice President (since December 1996) of PIFM and a first Vice President of PSI (since March
1994); prior thereto she was First Vice President (January 1991-September 1996) of PFM. Ms. Docs is 39 years old and is a Vice President of PIFM (since December
1996); prior thereto she was Vice President and Associate General Counsel of PMF (January 1993-September 1996) and a Vice President and Associate General Counsel of PSI.


                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (Proposal No. 2)

    A majority of the members of the Board of Directors who are not interested persons of the Fund have selected Deloitte & Touche LLP as independent public accountants for the Fund for the fiscal year ending March 31, 1998. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying proxy vote for Deloitte & Touche LLP. No representative of Deloitte & Touche LLP is expected to be present at the Meeting.

    The Board of Directors' policy regarding engaging independent public accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent public accounting firms. The Audit Committee reviews and approves all services, substantially all of which are auditing services, provided by the independent public accountants prior to their being rendered.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                              STOCKHOLDER PROPOSAL
                                (Proposal No. 3)

    A beneficial owner (the "proponent") of Common Stock of the Fund has informed the Fund that he intends to present a proposal for action at the Meeting. The proponent's name and address and the number of shares owned by him will be furnished by the Secretary of the Fund upon request.

    The proponent's formal proposal (the "proposal") is as follows:

    "By voting FOR this proposal, shareholders are recommending to the Directors of the Asia Pacific Fund, Inc. to take all steps necessary to liquidate the Asia Pacific Fund, Inc. and return the cash proceeds to the shareholders."

    The proponent has furnished the following statement (the "supporting statement") in support of the proposal:

    "1. The Asia Pacific Fund, Inc. ("the Fund") has been trading at a greater than 10% discount to net asset value (NAV) for a number of months. As of the date of this proposal, the discount from NAV is 16.6%. Based on the 18,903,279 shares outstanding as of March 31, 1996, this discount (approximately $2.50 per share) is keeping shareholders from accessing more than $47 million of their investment funds.

    "2. The proponent has made written and verbal suggestions to the Directors of the Fund in hopes of eliminating or reducing the discount. Based on the response to the proposals outlined below (items a, b and c), the proponent believes the existing Directors are unwilling to contemplate steps that might decrease the discount from NAV such as:

        a) a limitation of future rights offerings

        b) share repurchase by the Fund

        c) conversion to an open ended mutual fund

    "3. The investment returns based on NAV have been (in the proponent's opinion) weak. The NAV on December 31, 1995 was $14.19; as of November 22, 1996, the NAV was $15.13. The NAV return has therefore been approximately 6.91% year-to-date if one also counts the $.04 dividend paid in January 1996. During the same time frame, the market value of the Fund has dropped from 13-7/8 to 12-5/8 resulting in a negative return of 9.90%. Also during that same time period, the Hong Kong Stock market (which represents 42.8% of the Fund's holdings according to the annual report dated March 31, 1996) has increased by 31.09%.1

    "4. A large majority of the existing Directors do not have a significant ownership interest in the Asia Pacific Fund. As of the date of the shareholder proposal, the proponent owns 28,370 shares by himself (or with close family members). The most recent proxy statement shows just one Director holding 28,000 shares, another 11,700 shares. The remaining 7 Directors together hold just 6,654 shares (fewer than 25% of the number of shares held by the proponent). In the proponent's opinion, if the Directors held more of the Fund's shares, the more than $47 million NAV discount might have been as important a concern to the Directors as it is to the proponent."


                  OPPOSING STATEMENT OF THE BOARD OF DIRECTORS

    For the reasons discussed below, the Board of Directors strongly recommends that you vote AGAINST this stockholder proposal.

    Liquidation is an extraordinary action that should only be considered in the extreme circumstances where the objective of the Fund is no longer capable of being achieved. Liquidation would eliminate the vehicle chosen by current stockholders for long-term investment in the Asia-Pacific region, and subject them to applicable Federal, state and local income taxes on the difference between the proceeds of liquidation and their tax bases in shares of the Fund

---------
1All references are made to Barron's Weekly dated November 25, 1996.

just as if they had voluntarily sold their shares. These consequences are unwarranted, and are not, in the Board's view, in the best overall interests of stockholders.

    While shares of the Fund have been trading for a substantial period at market prices that reflect a greater than 10% discount from their net asset value, these discounts are comparable to those at which other U.S. registered closed-end funds investing in the Asia-Pacific region have been trading during this same period. Contrary to the suggestion made in the supporting statement, the Board of Directors has been and continues to be concerned about market prices of shares of the Fund relative to their net asset value and has reviewed and plans to continue to review actions that might reasonably be expected to reduce or eliminate the discounts at which shares have been trading and that would not have significant adverse consequences to long-term investors in the Fund. Closed-end investment companies of all sorts tend to trade at discounts from net asset value for substantial periods of time for reasons that are often difficult to ascertain. In the opinion of management, the Fund's discount may reflect general investor sentiment as to the relative attraction of investing in investment companies that focus on developing markets, including the Asia-Pacific region, as opposed to any fundamental problem peculiar to the Fund.

    The investment objective of the Fund is long-term capital appreciation through investment primarily in equity securities of companies in the Asia-Pacific region, and the Board of Directors believes that the Fund has achieved and is continuing to achieve that objective. From inception in May 1987 to December 31, 1996, the cumulative total return of the Fund, based upon net asset value, was 279.7%, with an average annualized total return of 14.8%. The Fund's performance in 1995 and 1996 ranked it second and third, respectively, among the six U.S. registered closed-end funds investing in equity securities of companies in the Asia-Pacific region during those years. Both long and short term performance of the Fund do not justify the extreme measure of liquidation. Even more important, however, would be the unjustifiable step of permitting certain stockholders who wish to enhance near-term realization on sale of their shares to force stockholders who have chosen the Fund as a vehicle to achieve long-term professional management of their investments in the Asia-Pacific region to liquidate their investments at a time not of their choosing and with the adverse tax consequences discussed above. Following receipt of the proposal, the Board of Directors, at its meeting in January 1997, gave careful consideration to the proposal and the supporting statement and determined for the fundamental reasons discussed above not to approve liquidation of the Fund and to recommend strongly that stockholders vote against the proposal.

    The proposal is, as required by Maryland law, advisory only and asks stockholders to vote to recommend that the Directors take action to liquidate the Fund. Voluntary liquidation of the Fund would require a determination by the Board of Directors that liquidation is advisable and the approval of at least 75% of the outstanding shares of the Fund at a meeting to be called and held subsequent to such a determination of the Board.

    THE BOARD OF DIRECTORS BELIEVES THAT THIS STOCKHOLDER PROPOSAL IS NOT IN THE BEST INTERESTS OF THE FUND'S STOCKHOLDERS; ACCORDINGLY, THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT THE STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

                                  OTHER MATTERS

    No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                             STOCKHOLDERS' PROPOSALS

    A stockholder's proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before February 10, 1998 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. The mere submission of a proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement because certain federal rules must be complied with before inclusion of the proposal is required.


Dated: June 10, 1997                                       S. Jane Rose
                                                             Secretary

    STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           THE ASIA PACIFIC FUND, INC.
                              GATEWAY CENTER THREE
                          NEWARK, NEW JERSEY 07102-4077

     Proxy for the Annual Meeting of Stockholders, July 10, 1997 This Proxy is Solicited on Behalf of the Board of Directors.


The undersigned hereby appoints Deborah A. Docs, S. Jane Rose and David G.P. Scholfield as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Asia Pacific Fund, Inc. held of record by the undersigned on June 2, 1997 at the Annual Meeting of Stockholders to be held on July 10, 1997, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 and 2, AGAINST Proposal 3 and if any other business is presented at the Meeting, in the best judgment of the persons named as Proxies herein.

--------------------------------------------------------------------------------
           PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY
                              IN ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Left Column)

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE.


    ------------------------------------------------------------------------
                          THE ASIA PACIFIC FUND, INC.
    ------------------------------------------------------------------------



Please be sure to sign and date this Proxy.        _____________________________
                                                             Date


-------------------------------------    ---------------------------------------
         Stockholder sign  here                   Co-owner sign here


(Right Column)

--------------------------------------------------------------------------------
       The Board of Directors recommends you vote FOR Proposals 1 and 2.
--------------------------------------------------------------------------------



                                          For           With-          For All
                                                        hold            Except
1.   Election of Directors.               |_|            |_|             |_|
     Class II (Term Expiring in 2000)

                                 Robert H. Burns
                                Douglas Tong Hsu
                              David G.P. Scholfield

INSTRUCTION: To withhold authority for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

                                           For          Against         Abstain
2.   Ratification of the selection of
     Deloitte & Touche LLP as independent  |_|            |_|             |_|
     accountants of the Fund for the
     fiscal year ending March 31, 1998.


--------------------------------------------------------------------------------
      The Board of Directors recommends that you vote AGAINST Proposal 3.
--------------------------------------------------------------------------------

                                           For          Against         Abstain

3.   Stockholder proposal relating to
     liquidation of the Fund.              |_|            |_|             |_|


Mark box at right if an address change has been noted on the
reverse side of this card.                                                |_|


                              RECORD DATE SHARES: